Exhibit 99.2

First Quarter 2022 Earnings Results

The Firm's earnings results reflect the effect of the acquisition of Eaton Vance Corp. (“Eaton Vance”) prospectively from the March 1, 2021 acquisition date.  The comparisons of current year results to certain prior periods are impacted by the acquisition of Eaton Vance reported in the Investment Management segment.

Consolidated Financial Summary
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2022	Dec 31, 2021	Mar 31, 2021	Dec 31, 2021	Mar 31, 2021
Net revenues
Institutional Securities	$7,657	$6,669	$8,577	15%	(11%)
Wealth Management	5,935	6,254	5,959	(5%)	--
Investment Management	1,335	1,751	1,314	(24%)	2%
Intersegment Eliminations	(126)	(150)	(131)	16%	4%
Net revenues	$14,801	$14,524	$15,719	2%	(6%)

Provision for credit losses	$57	$5	$(98)	*	*

Non-interest expenses
Institutional Securities	$4,826	$3,705	$5,299	30%	(9%)
Wealth Management	4,349	4,826	4,364	(10%)	--
Investment Management	1,107	1,243	944	(11%)	17%
Intersegment Eliminations	(126)	(139)	(134)	9%	6%
Non-interest expenses (1)	$10,156	$9,635	$10,473	5%	(3%)

Income before taxes
Institutional Securities	$2,787	$2,972	$3,371	(6%)	(17%)
Wealth Management	1,573	1,415	1,600	11%	(2%)
Investment Management	228	508	370	(55%)	(38%)
Intersegment Eliminations	-	(11)	3	*	*
Income before taxes	$4,588	$4,884	$5,344	(6%)	(14%)

Net Income applicable to Morgan Stanley
Institutional Securities	$2,191	$2,223	$2,601	(1%)	(16%)
Wealth Management	1,272	1,071	1,242	19%	2%
Investment Management	203	411	275	(51%)	(26%)
Intersegment Eliminations	-	(9)	2	*	*
Net Income applicable to Morgan Stanley	$3,666	$3,696	$4,120	(1%)	(11%)
Earnings applicable to Morgan Stanley common shareholders	$3,542	$3,592	$3,982	(1%)	(11%)

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Financial Metrics, Ratios and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:
	Mar 31, 2022	Dec 31, 2021	Mar 31, 2021	Dec 31, 2021	Mar 31, 2021

Financial Metrics:

Earnings per basic share	$2.04	$2.05	$2.22	--	(8%)
Earnings per diluted share	$2.02	$2.01	$2.19	--	(8%)

Return on average common equity	14.7%	14.7%	16.9%
Return on average tangible common equity	19.8%	19.8%	21.1%

Book value per common share	$54.18	$55.12	$52.71
Tangible book value per common share	$39.91	$40.91	$38.97

Excluding integration-related expenses (1)
Adjusted earnings per diluted share	$2.06	$2.08	$2.22	(1%)	(7%)
Adjusted return on average common equity	15.0%	15.2%	17.1%
Adjusted return on average tangible common equity	20.3%	20.4%	21.4%

Financial Ratios:

Pre-tax profit margin	31%	34%	34%
Compensation and benefits as a % of net revenues	42%	38%	43%
Non-compensation expenses as a % of net revenues	26%	29%	23%
Firm expense efficiency ratio	69%	66%	67%
Firm expense efficiency ratio excluding integration-related expenses (1)	68%	65%	66%
Effective tax rate (2)	19.0%	23.9%	22.0%

Statistical Data:

Period end common shares outstanding (millions)	1,756	1,772	1,869	(1%)	(6%)
Average common shares outstanding (millions)
Basic	1,733	1,751	1,795	(1%)	(3%)
Diluted	1,755	1,785	1,818	(2%)	(3%)

Worldwide employees	76,541	74,814	70,975	2%	8%

Notes:
-
For the quarters ended March 31, 2022, December 31, 2021 and March 31, 2021, Firm results include pre-tax integration-related expenses of $107 million, $146 million and $75 million ($82 million, $114 million and $58 million after‐tax) respectively, reported in the Wealth Management and Investment Management business segments.

-	The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated and U.S. Bank Supplemental Financial Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2022	Dec 31, 2021	Mar 31, 2021	Dec 31, 2021	Mar 31, 2021

Consolidated Balance sheet

Total assets	$1,222,233	$1,188,140	$1,158,772	3%	5%
Loans (1)	$208,750	$200,761	$171,812	4%	21%
Deposits	$360,840	$347,574	$323,138	4%	12%
Liquidity resources	$323,227	$356,003	$353,304	(9%)	(9%)
Long-term debt outstanding	$225,671	$227,363	$208,267	(1%)	8%
Maturities of long-term debt outstanding (next 12 months)	$21,335	$14,197	$18,976	50%	12%

Common equity	$95,151	$97,691	$98,509	(3%)	(3%)
Less: Goodwill and intangible assets	(25,068)	(25,192)	(25,681)	--	(2%)
Tangible common equity	$70,083	$72,499	$72,828	(3%)	(4%)

Preferred equity	$7,750	$7,750	$7,750	--	--

U.S. Bank Supplemental Financial Information
Total assets	$389,978	$386,059	$357,217	1%	9%
Loans	$194,791	$185,499	$157,354	5%	24%
Investment securities portfolio (2)	$129,886	$143,292	$149,423	(9%)	(13%)
Deposits	$352,078	$346,221	$321,630	2%	9%

Regional revenues
Americas	$10,464	$11,274	$11,191	(7%)	(6%)
EMEA (Europe, Middle East, Africa)	2,311	1,695	2,159	36%	7%
Asia	2,026	1,555	2,369	30%	(14%)
Consolidated net revenues	$14,801	$14,524	$15,719	2%	(6%)

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Average Common Equity and Regulatory Capital Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2022	Dec 31, 2021	Mar 31, 2021	Dec 31, 2021	Mar 31, 2021

Average Common Equity
Institutional Securities	$48.8	$43.5	$43.5	12%	12%
Wealth Management	31.0	28.6	28.5	8%	9%
Investment Management	10.6	10.7	4.4	(1%)	141%
Parent	6.3	15.0	17.9	(58%)	(65%)
Firm	$96.7	$97.8	$94.3	(1%)	3%

Regulatory Capital (1)

Common Equity Tier 1 capital	$72.5	$75.7	$76.2	(4%)	(5%)
Tier 1 capital	$80.2	$83.3	$84.1	(4%)	(5%)

Standardized Approach
Risk-weighted assets	$500.3	$471.9	$455.1	6%	10%
Common Equity Tier 1 capital ratio	14.5%	16.0%	16.7%
Tier 1 capital ratio	16.0%	17.7%	18.5%

Advanced Approach
Risk-weighted assets	$455.4	$435.7	$438.8	5%	4%
Common Equity Tier 1 capital ratio	15.9%	17.4%	17.4%
Tier 1 capital ratio	17.6%	19.1%	19.2%

Leverage-based capital
Tier 1 leverage ratio	6.8%	7.1%	7.5%
Supplementary Leverage Ratio (2)	5.5%	5.6%	6.7%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Institutional Securities
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2022	Dec 31, 2021	Mar 31, 2021	Dec 31, 2021	Mar 31, 2021
Revenues:

Advisory	$944	$1,071	$480	(12%)	97%
Equity	258	853	1,502	(70%)	(83%)
Fixed income	432	510	631	(15%)	(32%)
Underwriting	690	1,363	2,133	(49%)	(68%)
Investment banking	1,634	2,434	2,613	(33%)	(37%)

Equity	3,174	2,857	2,875	11%	10%
Fixed income	2,923	1,228	2,966	138%	(1%)
Other	(74)	150	123	*	*

Net revenues	7,657	6,669	8,577	15%	(11%)

Provision for credit losses	44	(8)	(93)	*	*

Compensation and benefits	2,604	1,370	3,114	90%	(16%)
Non-compensation expenses	2,222	2,335	2,185	(5%)	2%
Total non-interest expenses	4,826	3,705	5,299	30%	(9%)

Income before taxes	2,787	2,972	3,371	(6%)	(17%)
Net income applicable to Morgan Stanley	$2,191	$2,223	$2,601	(1%)	(16%)

Pre-tax profit margin	36%	45%	39%
Compensation and benefits as a % of net revenues	34%	21%	36%
Non-compensation expenses as a % of net revenues	29%	35%	25%

Return on Average Common Equity	17%	20%	23%
Return on Average Tangible Common Equity (1)	17%	20%	23%

Trading VaR (Average Daily 95% / One-Day VaR)	$39	$40	$69

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Wealth Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2022	Dec 31, 2021	Mar 31, 2021	Dec 31, 2021	Mar 31, 2021
Revenues:
Asset management	$3,626	$3,700	$3,191	(2%)	14%
Transactional	635	1,027	1,228	(38%)	(48%)
Net interest income	1,540	1,405	1,385	10%	11%
Other	134	122	155	10%	(14%)
Net revenues	5,935	6,254	5,959	(5%)	--

Provision for credit losses	13	13	(5)	--	*

Compensation and benefits	3,125	3,486	3,170	(10%)	(1%)
Non-compensation expenses	1,224	1,340	1,194	(9%)	3%
Total non-interest expenses (1)	4,349	4,826	4,364	(10%)	--

Income before taxes	1,573	1,415	1,600	11%	(2%)
Net income applicable to Morgan Stanley	$1,272	$1,071	$1,242	19%	2%

Pre-tax profit margin	27%	23%	27%
Pre-tax profit margin excluding integration-related expenses	28%	24%	28%
Compensation and benefits as a % of net revenues	53%	56%	53%
Non-compensation expenses as a % of net revenues	21%	21%	20%

Return on Average Common Equity	16%	15%	17%
Return on Average Tangible Common Equity (2)	30%	31%	36%

Notes:
-
For the quarters ended March 31, 2022, December 31, 2021 and March 31, 2021, Wealth Management's results include pre-tax integration-related expenses of $75 million, $109 million and $64 million ($57 million, $85 million and $49 million after-tax), respectively.

-	The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Wealth Management
Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2022	Dec 31, 2021	Mar 31, 2021	Dec 31, 2021	Mar 31, 2021

Wealth Management Metrics

Total client assets	$4,800	$4,930	$4,231	(3%)	13%
Net new assets (1)	$142.0	$127.1	$104.9	12%	35%
U.S. Bank loans	$136.7	$129.2	$104.9	6%	30%
Margin and other lending (2)	$29.2	$31.0	$26.6	(6%)	10%
Deposits (3)	$352	$346	$322	2%	9%
Annualized weighted average cost of deposits	0.09%	0.10%	0.18%

Advisor-led channel

Advisor-led client assets	$3,835	$3,886	$3,349	(1%)	15%

Fee-based client assets	$1,873	$1,839	$1,574	2%	19%
Fee-based asset flows (1)	$97.2	$37.8	$37.2	157%	161%
Fee-based assets as a % of advisor-led client assets	49%	47%	47%

Self-directed channel

Self-directed assets	$965	$1,044	$882	(8%)	9%
Daily average revenue trades (000's)	1,016	1,044	1,619	(3%)	(37%)
Self-directed households (millions)	7.6	7.4	7.2	3%	6%

Workplace channel

Stock plan unvested assets	$454	$509	$461	(11%)	(2%)
Number of stock plan participants (millions)	5.8	5.6	5.1	4%	14%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2022	Dec 31, 2021	Mar 31, 2021	Dec 31, 2021	Mar 31, 2021
Revenues:
Asset management and related fees	$1,388	$1,585	$1,103	(12%)	26%
Performance-based income and other	(53)	166	211	*	*
Net revenues	1,335	1,751	1,314	(24%)	2%

Compensation and benefits	545	631	514	(14%)	6%
Non-compensation expenses	562	612	430	(8%)	31%
Total non-interest expenses (1)	1,107	1,243	944	(11%)	17%

Income before taxes	228	508	370	(55%)	(38%)
Net income applicable to Morgan Stanley	$203	$411	$275	(51%)	(26%)

Pre-tax profit margin	17%	29%	28%
Pre-tax profit margin excluding integration-related expenses	19%	31%	29%
Compensation and benefits as a % of net revenues	41%	36%	39%
Non-compensation expenses as a % of net revenues	42%	35%	33%

Return on Average Common Equity	8%	15%	25%
Return on Average Tangible Common Equity (2)	106%	207%	88%

Notes:
-
For the quarters ended March 31, 2022, December 31, 2021 and March 31, 2021, Investment Management's results include pre-tax integration-related expenses of $32 million, $37 million and $11 million ($25 million, $29 million and $9 million after-tax), respectively.

-
The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2022	Dec 31, 2021	Mar 31, 2021	Dec 31, 2021	Mar 31, 2021

Assets under management or supervision (AUM)

Net flows by asset class (1)
Equity	$(7.5)	$(5.7)	$7.8	(32%)	*
Fixed Income	(3.9)	2.3	3.9	*	*
Alternatives and Solutions	(3.0)	2.3	4.6	*	*
Long-Term Net Flows	(14.4)	(1.1)	16.3	*	*

Liquidity and Overlay Services	(28.1)	12.6	25.9	*	*

Total Net Flows	$(42.5)	$11.5	$42.2	*	*

Assets under management or supervision by asset class (2)
Equity	$337	$395	$371	(15%)	(9%)
Fixed Income	195	207	201	(6%)	(3%)
Alternatives and Solutions	449	466	418	(4%)	7%
Long-Term Assets Under Management or Supervision	$981	$1,068	$990	(8%)	(1%)

Liquidity and Overlay Services	466	497	429	(6%)	9%

Total Assets Under Management or Supervision	$1,447	$1,565	$1,419	(8%)	2%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2022	Dec 31, 2021	Mar 31, 2021	Dec 31, 2021	Mar 31, 2021

Institutional Securities

Loans:
Corporate	$13.0	$13.5	$16.8	(4%)	(23%)
Secured lending facilities	34.4	35.2	29.6	(2%)	16%
Commercial and residential real estate	14.6	13.6	10.5	7%	39%
Securities-based lending and other	9.7	9.0	8.8	8%	10%

Total Loans	71.7	71.3	65.7	1%	9%

Lending Commitments	128.0	120.3	118.8	6%	8%

Institutional Securities Loans and Lending Commitments	$199.7	$191.6	$184.5	4%	8%

Wealth Management

Loans:
Securities-based lending and other	$89.5	$85.1	$68.1	5%	31%
Residential real estate	47.2	44.2	36.8	7%	28%

Total Loans	136.7	129.3	104.9	6%	30%

Lending Commitments	14.5	14.7	14.0	(1%)	4%

Wealth Management Loans and Lending Commitments	$151.2	$144.0	$118.9	5%	27%

Consolidated Loans and Lending Commitments (1)	$350.9	$335.6	$303.4	5%	16%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
Allowance for Credit Losses (ACL) as of March 31, 2022
(unaudited, dollars in millions)

	Loans and Lending Commitments	ACL (1)	ACL %	Q1 Provision
	(Gross)
Loans:
Held For Investment (HFI)

Corporate	$6,105	$170	2.8%	$6
Secured lending facilities	29,896	172	0.6%	12
Commercial and residential real estate	8,276	203	2.5%	6
Other	1,972	9	0.5%	-
Institutional Securities - HFI	$46,249	$554	1.2%	$24

Wealth Management - HFI	136,672	125	0.1%	15

Held For Investment	$182,921	$679	0.4%	$39

Held For Sale	14,013

Fair Value	12,133

Total Loans	209,067	679		39

Lending Commitments	142,492	459	0.3%	18

Consolidated Loans and Lending Commitments	$351,559	$1,138		$57

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Definition of U.S. GAAP to Non-GAAP Measures

(a)	The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). From time to time, Morgan Stanley may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial positions, or cash flows that is subject to adjustments that effectively exclude, or include amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by Morgan Stanley are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing, our financial condition, operating results, or prospective regulatory capital requirements. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever we refer to a non-GAAP financial measure, we will also generally define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable U.S. GAAP financial measure. In addition to the following notes, please also refer to the Firm's Annual Report on Form 10-K for the year ended December 31, 2021.

(b)	The following are considered non-GAAP financial measures that the Firm considers useful for analysts, investors and other stakeholders to allow comparability of operating performance and capital adequacy. These measures are calculated as follows:
-
Earnings per diluted share excluding integration-related expenses represents net income applicable to Morgan Stanley, adjusted for the impact of the integration-related expenses associated with the acquisitions of E*TRADE and Eaton Vance, less preferred dividends divided by the average number of diluted shares outstanding.

	-	The return on average tangible common equity represents annualized earnings applicable to Morgan Stanley common shareholders as a percentage of average tangible common equity.
-
The return on average common equity and the return on average tangible common equity excluding integration-related expenses are adjusted in both the numerator and the denominator to exclude the  integration-related expenses associated with the acquisitions of E*TRADE and Eaton Vance.

-
Segment return on average common equity and return on average tangible common equity represent full year net income or annualized net income for the quarter applicable to Morgan Stanley for each segment, less preferred dividend segment allocation, divided by average common equity and average tangible common equity for each respective segment.  The segment adjustments to common equity to derive segment average tangible common equity are generally set at the beginning of the year, and will remain fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition).

	-	Tangible common equity represents common equity less goodwill and intangible assets net of certain mortgage servicing rights deduction.
	-	Tangible book value per common share represents tangible common equity divided by period end common shares outstanding.
-
Pre-tax profit margin excluding integration-related expenses represents income before income taxes less integration-related expenses associated with the acquisitions of E*TRADE and Eaton Vance as percentages of net revenues.

-
The Firm expense efficiency ratio excluding integration-related expenses represents total non‐interest expenses less integration-related expenses associated with the acquisitions of E*TRADE and Eaton Vance as a percentage of net revenues.

Definitions of Performance Metrics and Terms

Our earnings releases, earnings conference calls, financial presentations and other communications may also include certain metrics which we believe to be useful to us, analysts, investors and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results.

Page 1:
(a)	Provision for credit losses represents the provision for credit losses on loans held for investment and unfunded lending commitments.
(b)	Net income applicable to Morgan Stanley represents net income, less net income applicable to nonredeemable noncontrolling interests.
(c)	Earnings applicable to Morgan Stanley common shareholders represents net income applicable to Morgan Stanley, less preferred dividends.

Page 2:
(a)	The return on average common equity represents annualized earnings applicable to Morgan Stanley common shareholders as a percentage of average common equity.
(b)	Book value per common share represents common equity divided by period end common shares outstanding.
(c)	Tangible book value per common share represents tangible common equity divided by period end common shares outstanding.
(d)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.
(e)	The Firm expense efficiency ratio represents total non‐interest expenses as a percentage of net revenues.

Page 3:
(a)
Liquidity Resources, which are held within the bank and non-bank operating subsidiaries, are comprised of high quality liquid assets (HQLA) and cash deposits with banks ("Liquidity Resources"). The total amount of Liquidity Resources is actively managed by us considering the following components: unsecured debt maturity profile; balance sheet size and composition; funding needs in a stressed environment, inclusive of contingent cash outflows; legal entity, regional and segment liquidity requirements; regulatory requirements; and collateral requirements.

(b)	The Firm's goodwill and intangible balances utilized in the calculation of tangible common equity are net of certain mortgage servicing rights deduction.
(c)
U.S. Bank refers to the Firm's U.S. Bank operating subsidiaries Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association, and excludes balances between Bank subsidiaries, as well as deposits from the Parent and affiliates.

(d)
Firmwide regional revenues reflect the Firm's consolidated net revenues on a managed basis.  Further discussion regarding the geographic methodology for net revenues is disclosed in Note 23 to the consolidated financial statements included in the Firm's Annual Report on Form 10-K for the year ended December 31, 2021 (2021 Form 10-K).

Page 4:
(a)
The Firm's attribution of average common equity to the business segments is based on the Required Capital framework, an internal capital adequacy measure. This framework is a risk-based and leverage-based capital measure, which is compared with the Firm's regulatory capital to ensure that the Firm maintains an amount of going concern capital after absorbing potential losses from stress events, where applicable, at a point in time. The Required Capital Framework is based on the Firm's regulatory capital requirements. The Firm defines the difference between its total average common equity and the sum of the average common equity amounts allocated to its business segments as Parent common equity. The amount of capital allocated to the business segments is generally set at the beginning of the year, and will remain fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition). The Firm continues to evaluate its required capital framework with respect to the impact of evolving regulatory requirements, as appropriate. For further discussion of the framework, refer to "Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Regulatory Requirements" in the Firm’s 2021 Form 10‐K.

(b)
The Firm's risk‐based capital ratios are computed under each of the (i) standardized approaches for calculating credit risk and market risk risk‐weighted assets (RWAs) (the “Standardized Approach”) and (ii) applicable advanced approaches for calculating credit risk, market risk and operational risk RWAs (the “Advanced Approach”). For information on the calculation of regulatory capital and ratios, and associated regulatory requirements, please refer to "Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Regulatory Requirements" in the Firm’s 2021 Form 10‐K.

(c)	Supplementary leverage ratio represents Tier 1 capital divided by the total supplementary leverage exposure.

Page 5:
(a)
Institutional Securities Equity and Fixed income net revenues include trading, net interest income (interest income less interest expense), asset management, commissions and fees, investments and other revenues which are directly attributable to those businesses.

(b)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.
(c)
VaR represents the unrealized loss in portfolio value that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period. Further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, is disclosed in "Quantitative and Qualitative Disclosures about Risk" included in the Firm's 2021 Form 10-K.

Definitions of Performance Metrics and Terms

Our earnings releases, earnings conference calls, financial presentations and other communications may also include certain metrics which we believe to be useful to us, analysts, investors and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results.

Page 6:
(a)	Transactional revenues for the Wealth Management segment includes investment banking, trading, and commissions and fee revenues.
(b)	Net interest income represents interest income less interest expense.
(c)	Other revenues for the Wealth Management segment includes investments and other revenues.
(d)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.

Page 7:
(a)
Net new assets represent client inflows, including dividends and interest, and asset acquisitions, less client outflows, and exclude activity from business combinations/divestitures and the impact of fees and commissions.

(b)
Margin and other lending represents margin lending arrangements, which allow customers to borrow against the value of qualifying securities and other lending which includes non‐purpose securities-based lending on non‐bank entities.

(c)
Deposits reflect liabilities sourced from Wealth Management clients and other sources of funding on the U.S. Bank Subsidiaries. Deposits include sweep deposit programs, savings and other, and time deposits.

(d)	Annualized weighted average cost of deposits reflects deposit balances and costs as of March 31, 2022, December 31, 2021 and March 31, 2021.
(e)	Advisor-led client assets represent client assets in accounts that have a Wealth Management representative assigned.
(f)	Fee‐based client assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(g)
Fee-based asset flows include net new fee-based assets (including asset acquisitions), net account transfers, dividends, interest and client fees, and exclude institutional cash management related activity. For a description of the Inflows and Outflows included in Fee-based asset flows, see Fee-based client assets in the 2021 Form 10-K.

(h)	Self-directed assets represent active accounts which are not advisor led. Active accounts are defined as having at least $25 in assets.
(i)	Daily average revenue trades (DARTs) represent the total self-directed trades in a period divided by the number of trading days during that period.
(j)
Self-directed households represent the total number of households that include at least one account with self-directed assets. Individual households or participants that are engaged in one or more of our Wealth Management channels will be included in each of the respective channel counts.

(k)
The workplace channel assets includes equity compensation solutions for companies, their executives and employees. Stock plan unvested assets represent the market value of public company securities at the end of the period.

(l)
Stock plan participants represent total accounts with vested and/or unvested stock plan assets in the workplace channel. Individuals with accounts in multiple plans are counted as participants in each plan.

Page 8:
(a)
Asset management and related fees represents management and administrative fees, distribution fees, and performance-based fees, not in the form of carried interest. Asset management and related fees represents Asset management as reported on the Firm’s consolidated income statement.

(b)
Performance-based income and other includes performance-based fees in the form of carried interest, gains and losses from investments, gains and losses from hedges on seed capital and certain employee deferred compensation plans, net interest, and other revenues. Performance-based income and other represents investments, investment banking, trading, net interest and other revenues as reported on the Firm’s consolidated income statement.

(c)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.

Page 9:
(a)
Investment Management Alternatives and Solutions asset class includes products in Fund of Funds, Real Estate, Private Equity and Credit strategies, Multi‐Asset portfolios, as well as Custom Separate Account portfolios.

(b)
Investment Management net flows include new commitments, investments or reinvestments, net of client redemptions, returns of capital post-fund investment period and dividends not reinvested and excludes the impact of the transition of funds from their commitment period to the invested capital period.

(c)
Overlay Services represents investment strategies that use passive exposure instruments to obtain, offset, or substitute specific portfolio exposures beyond those provided by the underlying holdings of the fund.

(d)
Total assets under management or supervision excludes shares of minority stake assets which represent the Investment Management business segment’s proportional share of assets managed by third-party asset managers in which we hold investments accounted for under the equity method.

Page 10 and 11:
(a)	Corporate loans include relationship and event-driven loans and typically consist of revolving lines of credit, term loans and bridge loans.
(b)
Secured lending facilities include loans provided to clients, which are primarily secured by loans, which are, in turn, collateralized by various assets including residential real estate, commercial real estate, corporate and financial assets.

(c)	Securities-based lending and other includes financing extended to sales and trading customers and corporate loans purchased in the secondary market.
(d)	Institutional Securities Lending Commitments principally include Corporate lending activity.

Supplemental Quantitative Details and Calculations

Page 1:
(1) The Firm non-interest expenses by category are as follows:

	1Q22	4Q21	1Q21
Compensation and benefits	$6,274	$5,487	$6,798

Non-compensation expenses:
Brokerage, clearing and exchange fees	882	811	910
Information processing and communications	829	833	733
Professional services	705	829	624
Occupancy and equipment	427	479	405
Marketing and business development	175	205	146
Other	864	991	857
Total non-compensation expenses	3,882	4,148	3,675

Total non-interest expenses	$10,156	$9,635	$10,473

Page 2:
(1)
For the quarters ended March 31, 2022, December 31, 2021 and March 31, 2021, Firm results include pre-tax integration-related expenses of $107 million, $146 million and $75 million ($82 million, $114 million and $58 million after‐tax) respectively, reported in the Wealth Management and Investment Management business segments. The following sets forth the impact of the integration-related expenses to earnings per diluted share, return on average common equity and return on average tangible common equity (which are excluded):

	1Q22	4Q21	1Q21
Earnings per diluted share - GAAP	$2.02	$2.01	$2.19
Impact of adjustments	0.04	0.07	0.03
Earnings per diluted share excluding integration-related expenses - Non-GAAP	$2.06	$2.08	$2.22

Return on average common equity - GAAP	14.7%	14.7%	16.9%
Impact of adjustments	0.3%	0.5%	0.2%
Return on average common equity excluding integration-related expenses - Non-GAAP	15.0%	15.2%	17.1%

Return on average tangible common equity - GAAP	19.8%	19.8%	21.1%
Impact of adjustments	0.5%	0.6%	0.3%
Return on average tangible common equity excluding integration-related expenses - Non-GAAP	20.3%	20.4%	21.4%

Firm expense efficiency ratio - GAAP	68.6%	66.3%	66.6%
Impact of adjustments	(0.7)%	(1.0)%	(0.5)%
Firm expense efficiency ratio excluding integration-related expenses - Non-GAAP	67.9%	65.3%	66.1%

(2)	The income tax consequences related to employee share-based payments are recognized in Provision for income taxes in the consolidated income statement, and may be either a benefit or a provision. The impacts of recognizing excess tax benefits upon conversion of awards are $205 million and $82 million for the first quarter of 2022 and 2021, respectively.

Page 3:
(1)	Includes loans held for investment (net of allowance), loans held for sale and also includes loans at fair value which are included in Trading assets on the balance sheet.
(2)	As of March 31, 2022, December 31, 2021 and March 31, 2021, the U.S. Bank investment securities portfolio included held to maturity investment securities of $60.6 billion, $61.7 billion and $64.6 billion, respectively.

Page 4:
(1)
The Firm early adopted the standardized approach for counterparty credit risk (SA-CCR) under Basel III on December 1, 2021. SA-CCR replaced the previous exposure method used to measure derivatives counterparty exposure within the Standardized Approach risk-weighted assets (RWAs) and Supplementary Leverage Ratio exposure calculations in the regulatory capital framework.

(2)	Based on a Federal Reserve interim final rule that was in effect until March 31, 2021, our SLR and supplementary leverage exposure as of March 31, 2021 reflects the exclusion of U.S. Treasury securities and deposits at Federal Reserve Banks. The exclusion of these assets had the effect of increasing our SLR by 0.7% as of March 31, 2021.

Page 5:
(1)
Institutional Securities average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 1Q22: $576mm; 4Q21: $603mm; 1Q21: $603mm

Page 6:
(1)	For the quarters ended March 31, 2022, December 31, 2021 and March 31, 2021, integration-related compensation and non-compensation expenses associated with the acquisition of E*TRADE are as follows:

	1Q22	4Q21	1Q21
Compensation expenses	$1	$10	$30
Non-compensation expenses	74	99	34
Total non-interest expenses	$75	$109	$64
Income tax provision	18	24	15
Total non-interest expenses (after-tax)	$57	$85	$49

(2)	Wealth Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 1Q22: $14,746mm; 4Q21: $15,270mm; 1Q21: $15,101mm

Supplemental Quantitative Details and Calculations

Page 7:
(1)	Includes $75 billion of fee‐based assets acquired in an asset acquisition in the current quarter ended March 31, 2022.
(2)	Wealth Management other lending includes $3 billion of non-purpose securities based lending on non-bank entities in each period ended March 31, 2022, December 31, 2021 and March 31, 2021.
(3)
For the quarters ended March 31, 2022, December 31, 2021 and March 31, 2021, Wealth Management deposits of $352 billion, $346 billion and $322 billion, respectively, exclude off-balance sheet deposits of $8 billion, $9 billion and $8 billion, respectively, held by third parties outside of Morgan Stanley. Total deposits details are as follows:

	1Q22	4Q21	1Q21
Brokerage sweep deposits	$309	$298	$253
Other deposits	43	48	69
Total balance sheet deposits	352	346	322
Off-balance sheet deposits	8	9	8
Total deposits	$360	$355	$330

Page 8:
(1)
For the quarters ended March 31, 2022, December 31, 2021 and March 31, 2021, integration-related compensation and non-compensation expenses associated with the acquisition of Eaton Vance are as follows:

	1Q22	4Q21	1Q21
Compensation expenses	$9	$15	$3
Non-compensation expenses	23	22	8
Total non-interest expenses	$32	$37	$11
Income tax provision	7	8	2
Total non-interest expenses (after-tax)	$25	$29	$9

(2)
Investment Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 1Q22: $9,815mm; 4Q21: $9,924mm; 1Q21: $3,174mm

Page 9:
(1)	Net Flows by region for the quarters ended March 31, 2022, December 31, 2021 and March 31, 2021 were:
North America: $(16.6) billion, $10.2 billion and $35.0 billion
International: $(25.9) billion, $1.3 billion and $7.2 billion
(2)	Assets under management or supervision by region for the quarters ended March 31, 2022, December 31, 2021 and March 31, 2021 were:
North America: $1,123 billion, $1,188 billion and $1,058 billion
International: $324 billion, $377 billion and $361 billion

Page 10:
(1)	For the quarters ended March 31, 2022, December 31, 2021 and March 31, 2021, Investment Management reflected loan balances of $362 million, $140 million and $1,132 million, respectively.

Page 11:
(1)	For the quarter ended March 31, 2022, the Allowance Rollforward for Loans and Lending Commitments is as follows:

	Institutional Securities	Wealth Management	Total
Loans

Allowance for Credit Losses (ACL)
Beginning Balance - December 31, 2021	$543	$111	$654
Net Charge Offs	(10)	(1)	(11)
Provision	24	15	39
Other	(3)	-	(3)
Ending Balance - March 31, 2022	$554	$125	$679

Lending Commitments

Allowance for Credit Losses (ACL)
Beginning Balance - December 31, 2021	$426	$18	$444
Net Charge Offs	-	-	-
Provision	20	(2)	18
Other	(3)	-	(3)
Ending Balance - March 31, 2022	$443	$16	$459

Loans and Lending Commitments

Allowance for Credit Losses (ACL)
Beginning Balance - December 31, 2021	$969	$129	$1,098
Net Charge Offs	(10)	(1)	(11)
Provision	44	13	57
Other	(6)	-	(6)
Ending Balance - March 31, 2022	$997	$141	$1,138

Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's first quarter earnings press release issued April 14, 2022.